UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200
LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. K&L GATES LLP FOUR EMBARCADERO CENTER SAN FRANCISCO, CA 94111

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1:  Report to Shareholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2015. Your Fund's net asset value (NAV) per share closed at $37.66. The Fund paid a $1.76 per share capital gain distribution to shareholders of record on June 30, 2014. The Fund also paid a capital gain distribution of $3.05 to shareholders of record on December 19, 2014.

The following table shows the average annual total return for several different periods ended on March 31, 2015 for the Fund and its benchmark.

	Periods Ended March 31, 2015 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	7/11/1984 Inception
FPA Capital Fund, Inc.	-11.49%	8.37%	6.53%	9.00%	11.65%	14.11%
Russell 2500	10.07%	15.48%	9.62%	8.26%	11.09%	12.00%

Introduction

There's no easy way to put this, but the FPA Capital Fund got off to a poor start this year. We underperformed our benchmark by about 10 percentage points in the first quarter of 2015; notching a 4.92% loss, while the Russell 2500, our benchmark, recorded a 5.17% gain. While we are disappointed with our short-term results, we believe the investment process and philosophy that helped us deliver an annualized return of 14.11% for more than the last 30 years will allow us to achieve our stated goals, again, if we stay true to it. And that's exactly what we intend to do.

As we considered our performance this past quarter, we're reminded of a simple truism from a 2006 Howard Marks memo, Dare to Be Great, "You can't take the same actions as everyone else and expect to outperform." It's as true as it is obvious and that's why our portfolio looks radically different than the benchmark we track. We are significantly more concentrated; we hold a high cash balance; and our companies tend to be higher quality, have better balance sheets, and are less expensive than the market average. We believe these differences have been key to our success historically and will ultimately drive our performance over the long run. But over the shorter periods, these differences could drive periods of underperformance like we saw last quarter. In this letter, we will discuss and analyze what drove the market's performance and talk about some specific components that impacted our results.

Market Commentary

Do investors know what they own (a.k.a. how did the market do?)

Do the current market prices depict the fundamentals? After a lackluster start to the year, stock prices shot up in February. By the middle month of the first quarter 2015, the Russell 2500 Index had increased by 3.79% and the S&P 500 index was up 2.57%. Based on the stock market's strength, one might think that February was a great month for the US economy. The financial blog ZeroHedge compiled a list of all the macro data announcements during that month1: 38 readings were below expectations (personal spending, construction spending, ADP employment, retail sales, non-farm productivity to name a few) and only six were above expectations. By quarter's end, the Russell 2500 was up 5.17% and S&P 500 was up 0.95%.

CEOs were bearish on their companies' prospects but bullish on their stocks. According to an analysis by Bespoke, the delta2 between companies that are cutting profit forecasts versus those who are increasing guidance is at

1  http://www.zerohedge.com/news/2015-02-27/stocks-head-best-month-oct-2011-us-macro-crashes-12-month-lows

2  Delta refers to the change, or spread.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

a six-year high. Bloomberg's analysis of such guidance predicts a 2.1% year-over-year EPS decline in the S&P 500 for Q1'15 and a 1.1% decline in Q2'15 — compare that to the expectations at the end of 2014 for 3.3% growth for both the first and second quarters of 20153. Despite that, companies went ahead full steam with buybacks. In 2014, companies in the S&P 500 bought back $550 billion worth of stock and Russell 2000 companies repurchased $23 billion worth — the highest figure since 20074. The pace accelerated in 2015 with companies announcing $104 billion of purchases in February alone, bringing the total to around $2 trillion since 20095.

At the end of the first quarter, the Russell 2500 was trading at 28.6x (based on trailing twelve months earnings, or TTM) with the S&P 500 Index trading at 19.8x (TTM). Just like the dot-com era of the late 1990's, today we believe many people are simply unaware of the individual stocks moving different indices. We wonder whether the investors that are pouring money in to the market are similarly complacent this time around. Morningstar published an article at the end of this quarter and stated that the mutual fund "at the nexus of both performance and trends" in the US during the first quarter of 2015 was a small cap growth fund with 56 positions, 25% of which had negative net income in the past 12 months. The top performing stocks came from biotechnology, life sciences, and pharmaceuticals. We briefly looked at the components of the Russell 2500 Index to see what has moved these small and mid-cap stocks. At the end of the first quarter, there were 140 companies in the Index that experienced price increases of over 30% (yes, in one quarter). The increases ranged from 32% (a company that is trading at 177x price to sales and -40% return on equity) to 155% (a company that is trading at 16x price to sales and -60% return on equity). A detailed look at these 140 companies showed that 71 of them had negative earnings, only two of the top 15 performers were profitable and 65 of them were either a pharmaceutical, biotech, healthcare equipment, healthcare provider or a life sciences company with only one of the top 15 performers not belonging to one of these groups. If you think that 2014 was simply one down year among many profitable for these companies, you would be mistaken — only 65 of the 140 companies have positive five-year cumulative net income. 35% of the Russell 2500's first quarter performance came from one of these groups6.

What is an absolute value manager (yours truly) to do when markets are expensive and risky strategies are outperforming conservative ones? Many believe that what goes up will continue to go up and keep pouring money into the markets despite ever-increasing valuations. Should the markets turn, as they have done in all cycles past, many will get scared — particularly those who do not really know what they own (i.e. index investors) — and start selling (some will be forced to sell for liquidity reasons). Buying high and selling low has been a key reason that many investors' returns have not kept up with the market over long periods. No wonder the annualized returns for the average equity fund investor over the past 20 years was 5.0% vs. 9.2% for S&P 5007.

The US is not the only place we see these excesses. Let's look at Europe, where about $2 trillion of sovereign debt offers negative yields. Was it not just a short while ago when Italy and Portugal were deemed to be in dire straits? Today, they can borrow at 1.2% and 1.6%, respectively, and no, not for one year paper, but ten.

We have seen this movie before. The people that see all news as good news will point to the NASDAQ index hitting an all-time high figure in Q1'15. We would remind them that it took about 15 years to reclaim that territory. For

3  http://www.bloomberg.com/news/articles/2015-01-30/american-ceos-most-bearish-on-earnings-since-2008-crisis

4  Barron's — 03/29/15

5  http://www.bloomberg.com/news/articles/2015-03-03/company-cash-bathes-stocks-as-monthly-buybacks-set-record. Please note numbers in aforementioned paragraph are estimates.

6  Please note numbers in aforementioned paragraph are estimates.

7  http://grandwealth.com/files/DALBAR%20QAIB%202014.pdf

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

those, who believe that a picture is worth more than 1,000 words, here is an indicator that Warren Buffett has talked about before8:

The Buffett Indicator: Corporate Equities to GDP
dshort.com
March 2015
Q4 Second Estimate
Ratio
Mean
Numerator: Corporate Equities; Liability from the Federal Reserve's Quarterly Z.1 Balance Sheet (B.102). This series is also published in the FRED repository as MVEONWMVBSNNCB.
Denominator: Nominal Quarterly GDP
153.6%
+3SD
145.2%
127.4%
+2SD
119.8%
86.9%
+SD
94.4%
Mean
69.0%
62.2%
-SD
43.6%
33.0%
32.2%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

Portfolio Commentary

It is always the darkest before dawn (aka how did we do?)

The short answer is we did poorly. Our portfolio was down 4.92% for the quarter. The longer answer is we did not stray away from our philosophy and remain confident about the names in the portfolio: our companies are still quality companies and their balance sheets are still sound. What has changed is that the underlying value of our portfolio has become more attractive, now trading at 13x trailing twelve month earnings.

This is not the first time we underperformed and it certainly will not be the last time. We strive to provide robust returns over full market cycles not just when the market goes up9. The Russell 2500 Index appreciated every

8  http://www.advisorperspectives.com/dshort/updates/Market-Cap-to-GDP.php

9  Market Cycle Performance reflects two most recent market cycles (peak to peak) defined as a period that contains a decline of at least 15% from the previous market peak over at least a two-month period and a rebound to establish a new peak above the previous one by S&P 500 Index.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

year since 2009 with the exception of a small loss in 2011. This period is not a market cycle but simply the "up" portion of it. Looking back, we underperformed the Russell 2500 index by almost 22% in the two years leading up to the March 2000 peak and by around 17% leading up to the 2007 peak10. We made up for that loss (and more) during the next two years, in each respective cycle (see charts below),because we did not stray away from our philosophy, were confident about the names in the portfolio and were able to deploy capital when others were either afraid or did not have the liquidity or both11.

Our long-term investors know that we look at our returns over rolling five-year periods because our goal has never been to perform well in any single calendar year but, rather, to do well over long time periods. The 5-year cumulative average return since inception was about 103% for our Fund vs. approximately 73% for S&P 500, and about 73% for Russell 2500.

Factors impacting the Portfolio:

Cash

It is hard to keep up with a rising market when one has a disciplined absolute value investment approach. Our cash level has averaged approximately 30% since the beginning of 2012 with the Russell 2500 up about 20% on an annualized basis from the beginning of 2012 to the end of 2014.

Approximately 30% of the portfolio earned 0% when the Index increased by roughly 20% on an annualized basis. Why has our cash level been so high? Cash increases because we are, either, having a hard time identifying companies to include in the portfolio, or because we believe that "Mr. Market" is paying such high prices that we feel obligated to sell all or part of our positions given that the respective reward to risk ratio warrants this action. Or a combination of the two. We now address these possibilities:

•  What do we buy? We invest in market leading companies that are profitable, have strong balance sheets, and are run by good management teams. Once we put these companies through a rigorous research process,

10  Market peak 2000 was March 24, 2000 and market peak 2007 was October 9, 2007.

11  No market cycle performance data is provided for any period after 2009, because a full market cycle subsequent to 2009 has not yet been defined. There is no assurance that any market cycle performance for any future period will have characteristics or results similar to the periods depicted in the two tables above, or that FPA will have performance results similar in any way to the periods reflected in the two tables. Dennis Bryan and Arik Ahitov have been co-portfolio managers in this strategy since November 2007 and February 2014, respectively, and manage the strategy in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the strategy's portfolio manager effective December 2010.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

we wait for them to get cheap. If not enough companies survive this process, we will not stretch the criteria just to put more names into the portfolio.

•  What do we sell? We sell when we make a mistake, when the investment thesis changes or when the valuation warrants us to do so.

•  What have we been doing? Our average holding period is 7 years and we hold approximately 30 stocks in the portfolio so over the long-term we should average four new names a year. Over the past 3 years, we put 11 new names into the portfolio despite the Russell 2500's ever-increasing price to earnings ratio so the main cause of the high cash balance was not that we failed to identify new investment ideas but, rather, the team's decision to take advantage of these high valuations to harvest part of our gains, husband our cash and wait for true bargains12. Today, we have dozens of companies in our pipeline that are thoroughly researched with complete write-ups. We call this our research inventory. These companies meet all our criteria but price. Bad businesses do not often become good but good companies do become cheap. When the price is right, we will be ready to act swiftly and commit money to these names. If not, we do not feel the need to commit capital to marginal companies or expensive companies. The resulting portfolio will only have our highest conviction ideas regardless of their industry and our goal is to find companies that will stay in our portfolio for a long time. Our cash percentage, at the end of Q1'15 was about 25%. A year ago, at the end of Q1'14, cash was approximately at 31% of the portfolio. That percentage came down despite the fact that we eliminated 7 positions and trimmed 12 others.

Energy Stocks

We keep asking ourselves what we have missed. There were a few things:

1.  We clearly failed to anticipate that oil prices could fall into the $40s in the absence of a macroeconomic shock to demand. Our premise was that prices would be anchored within a reasonable range around the fully-loaded marginal cost of supply, which we believed to be $80/bbl to $85/bbl. There has been a perfect storm of events. Since late 2013 it has become clear that many US shale producers were able to bring down their fully loaded costs. Meanwhile, Saudi Arabia decided to apply pressure to high cost producers around the world and drive them off the supply curve. Finally (in the last quarter of 2014), U.S. producers continued to drill and complete wells at an aggressive pace in spite of falling oil prices because they had already budgeted the capital and because they were well hedged in the short-term at high prices.

  Importantly, while we failed to anticipate the massive decline in oil prices to current levels, as long as spot prices experienced in Q1'15 are not permanent, the intrinsic value of our holdings will have fallen far less than the ~60% peak to trough drawdown in spot prices. This is perhaps best illustrated through the lens of one of our E&P companies. Rosetta Resources had over 1 billion barrels of oil equivalent resources at December 31, 2014, but only expects to produce 21.9 million barrels of oil equivalents in 2015, or 2.1% of their total resource base. What matters is the price of oil over an extended period of time, not just in a given year.

2.  At the same time, the US Dollar has appreciated considerably against many currencies, which has further pressured the price of oil.

3.  We also missed the non-economic reason. There are geopolitical implications of a low oil price. Perhaps Saudi Arabia decided to send a message to Iran and Russia for behaving poorly and jeopardizing the stability of the Kingdom.

12  Price to Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

The next obvious question is, "What will be the depth and duration of this weakness?" In the short-run the lower bound is set by cash variable production costs. There is a substantial amount of production that would become cash negative if prices fall much further (400,000 bbl/d at $45 and more than 5.5 million bbl/d at $30). U.S. shale capital expenditures are being ratcheted back to such an extent that production exit rates by the end of 2015 will actually be lower than they were at the end of 2014. If this level of reduced investment continues into 2016, shale production will begin to fall even faster due to the extremely high first year decline rates of shale wells, which often produce 50% to 80% less in their second year than they did in the first year. In other words, the source of recent production growth will naturally go into reverse much faster than sources of new supply in prior cycles.

The supply outlook outside of the US is not much better with low prices. According to Schlumberger's CEO, upstream capital expenditures will decline 10% to 15% internationally in 2015. He further believes that the industry will need to replace a third of 2014 global production by 202013. Moreover, Saudi Arabia holds the only meaningful amount of global spare capacity. They have approximately 2 million barrels which is not a big margin of safety. The mismatch between supply and demand is not that great; maybe 0.5 — 2.0 million barrels per day compared to approximately 90mm barrels of global daily production.

Small cap E&P companies are truly out of favor but we believe we have the right companies. In our opinion, oil prices are likely to migrate back towards the fully loaded cost of marginal supply. Therefore, we believe that the current conditions present an opportunity, which is why we have been buying — recognizing that oil prices will not move up in a straight line. An example of a stock that has performed poorly but that we believe should weather the storm includes Rosetta Resources, which has publicly stated that its breakeven oil prices at the wellhead are $30 in the Eagle Ford basin and $45 in the Permian basin. Another example is SM Energy, whose Eagle Ford acreage happens to surround Rosetta's. Our third E&P investment is in Cimarex Energy. All of their core assets are first class, but their 100,000 net acre joint development agreement area in Culberson County, Texas with Chevron is possibly the single best unconventional oil asset in the entire country.

Investors are acutely focused on whether capital budget reductions by domestic independent producers will be enough to reign in supply and rebalance the market, but it is not clear to us that investors are paying attention to all the problems in Russia, Nigeria, and Venezuela, any one of which can have a meaningful negative impact to the oil supply picture. Moreover, Simmons & Co. estimates 2.8 million barrels per day supply from major international and offshore projects have already been deferred or cancelled, with another 2.2 million barrels per day expected to come online in 2018-2020 that have yet to be sanctioned14.

Yes, U.S. oil shale supply has been strong and we are running out of aboveground storage capacity but industry-wide production is peaking as we are writing this letter. The continued robust supply is the outcome of substantial investments made in 2013 and 2014 but the days of heavy investments have come to an abrupt end. The industry is taking all the right steps. Companies are cutting their capital expenditure budgets significantly and the Baker Hughes oil-directed US land rig count is down roughly 50% since the OPEC meeting last Thanksgiving Day (yes, the announcement came when many in the US were watching football and quite a few investors did not have much appetite to eat turkey after hearing about it).

13  Company presentation — 03/23/15

14  Simmons — 03/12/15

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Source: Baker Hughes via Simmons15

In short, the bar has closed but we still need to wait for patrons to finish their drinks. Billions of dollars of reduced spending and a significant decline in rig count can only mean one thing: less supply. Less supply, barring a decline in demand (the IEA expects oil demand to increase 1 million barrels per day in 2015), can only mean one thing: higher prices. Moreover, the difference between our companies' high cost of equity and low cost of debt is noteworthy. For example, at quarter-end Rosetta's bonds were yielding just over 6%, SM Energy's bonds were yielding approximately 5-6%, and Cimarex's bonds were yielding just over 4%. We find comfort in our contrarian ways.

However, our continued belief in our hypotheses does not mean that we have been inactive. We certainly adjusted. In 2014, we eliminated five energy positions. During the first quarter of 2015, we swapped our position in Ensco ("ESV") for Helmerich and Payne ("H&P") because we believe they offered similar upside but H&P has less downside risk. H&P is the country's biggest and most profitable onshore drilling contractor. At the time of our decision, H&P's dividend yield was smaller (4.55% vs. 10.37%) but it was still substantial and more secure than ESV's dividend. Since our swap, Ensco cut its dividend exactly 80% (as of the end of the first quarter H&P yielded 4.04% vs. 2.85% for ESV). We agree with ESV's decision to cut its dividend. The market was not valuing the company based on this large dividend and there might be better ways to use those funds today such as buying back shares or purchasing distressed assets on the cheap.

H&P's balance sheet is significantly stronger with a net cash position vs. a net debt position for ESV. We also like the supply/demand dynamics in H&P's market. There were ~1,370 rigs drilling horizontal wells before the OPEC meeting, but only ~800 were highly-efficient AC16-drive rigs (as opposed to diesel-powered mechanical17 rigs or slightly more advanced SCR18 rigs). In other words, the total market opportunity for AC rigs was bigger than the current number of AC rigs from all suppliers. Another positive in H&P's favor is that shale producers are migrating down the cost

15  Chart data as of March 31, 2015.

16  AC stands for alternating current.

17  Mechanical rigs are a third type of drilling rig.

18  SCR stands for Silicon-controlled rectifier

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

curve more quickly than other types of producers. After this swap, we have two remaining offshore drillers in our portfolio: Atwood Oceanics and Rowan Companies.

As we have expected, the market — after selling off energy names indiscriminately — has started sifting through the carnage to identify the long-term survivors. Three of the Fund's top five contributors for the quarter were energy stocks. Needless to say, no one can predict exactly what the price of oil will be tomorrow (or five years from now). We discussed, in great detail, why we believe the supply/demand dynamics should result in higher prices over the long term. That said, even if oil were to settle at a lower level than we expect (e.g., $60 per barrel), we believe our energy holdings still represent compelling opportunities at their current share prices.

For-profit Education

Apollo (APOL) and DeVry (DV) were both poor performers in the quarter. There is no other way to say it, the second quarter numbers for Apollo were very disappointing — particularly the enrollment numbers. APOL has spent a lot of money on a new Learning Management System (LMS) for all University of Phoenix (UoP) students. This was a massive endeavor on the company's part and will lead to a large differentiation experience for their students versus the competition. Unfortunately, like many new large software rollouts, the LMS rollout had a couple of bugs that needed to be fixed. For example, if your internet browser was updated to a new version, some of the automation links within LMS were not properly coded and the user experience diminished to the point where some students dropped out of the university. APOL believes the majority of the problems have been addressed and fixed, but management took its eye off the ball with respect to converting prospective students to new enrollees during the past quarter. Management indicated that they are now seeing an improvement in enrollments, but it is still very early in their fiscal third quarter to know for sure whether they have adequately addressed the problems.

We are clearly focused on the U.S. business. However, it is important to note that the company's global operations are in the process of turning around and will likely be generating positive operating cash flow in the second half of this year. With over $6 of net cash per share on the balance sheet and prospects to generate additional free cash flow for the remainder of the year, APOL has the resources to overcome these missteps and get back on track. For your reference, we bought most of our APOL stock between $16 and $19 per share and made it around a 3% position at around $20. When the stock hit $34, we sold over 25% of our position. The stock price is back to $20 and we are back to about a 3% position.

What else do we own?

Today, roughly, 25% of the portfolio is in cash, 25% in energy, 25% in technology, and 25% in everything else. We already discussed cash and energy in detail. A quick note on our technology investments might be useful. It is not common to see a deep value investor with such a high weighting in technology. FPA Capital has been investing in technology for decades. We have directed our attention to companies that would benefit from greater use of technology rather than to companies that are trail blazers. We do not know which companies will win in the fast changing technology race but we believe that technology will continue to play an integral role in our lives. Whatever the technology, it will have to be distributed and serviced. Therefore, we own Arrow and Avnet. Consumers will continue to demand faster bandwidth, more HD channels, and a better set top box experience (Arris). They will use handheld devices (InterDigital) and decorate their environments with LEDs (Veeco). Governments will run large public transportation systems and use technology to train their armed forces (Cubic). Companies and consumers will generate and store more data every day (Western Digital). The common thread of these companies is their leadership positions in their respective niches.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Conclusion

Our collective capital.

Investors do not need an active money manager when the market is going up. Unfortunately, no one will call investors right before the market takes a turn down. We are absolute value investors and what has distinguished us over the years has been our performance during down markets. The chart below represents the average of the annual up and down returns for the entire period.

Attractive upside/downside performance

21.31%
20.13%
-5.07%
-12.95%
FPA Capital
Russell 2500
FPA Capital
Russell 2500
Up Calendar Years
Down Calendar Years

January 1985 – December 2014
Source: Morningstar Direct.

In addition, as your portfolio managers we have meaningful portions of our wealth invested in the Fund alongside you. We remain excited about the companies in our portfolio and have added to our investments.

We thank you for your continued trust and confidence in our strategy.

Respectfully submitted,

Dennis M. Bryan Portfolio Manager April 13, 2015	Arik Ahitov Portfolio Manager

FPA CAPITAL FUND, INC.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Advisor or Distributor.

The Russell 2500 Index consist of the 2,500 smallest companies in the Russell 3000 total capitalization universe and offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. This Index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE
(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500 from April 1, 2005 to March 31, 2015

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 19 and 22. The Prospectus details the Fund's objective and policies, fees, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.
PORTFOLIO SUMMARY

March 31, 2015

Common Stocks		74.9%
Oil & Gas Services & Equipment	17.0%
Communications Equipment	10.6%
Technology Distributors	9.9%
Oil & Gas Exploration & Production	6.5%
Educational Services	6.5%
Computer Hardware & Storage	4.9%
Construction & Mining Machinery	2.4%
Farm Machinery & Equipment	2.3%
Consumer Goods — Rental	2.2%
Electrical Power Equipment	2.1%
Specialty Apparel Stores	1.7%
Auto Parts	1.6%
Railroad Rolling Stock	1.4%
Information Technology Services	1.3%
Investment Management	1.2%
Metal Service Center & Other Wholesalers	1.1%
Managed Care	0.8%
Semiconductor Manufacturing	0.7%
Other Common Stocks	0.7%
U.S. Treasuries		15.8%
Short-Term Investments		9.4%
Other Assets & Liabilities, Net		(0.1)%
Net Assets		100.0%

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2015

COMMON STOCKS	Shares	Fair Value
OIL & GAS SERVICES & EQUIPMENT — 17.0%
Atwood Oceanics, Inc.	1,065,100	$29,939,961
Cimarex Energy Co.	520,000	59,846,800
Helmerich & Payne, Inc.	651,635	44,356,794
Rowan Cos. plc (Class A)	2,759,300	48,867,203
		$183,010,758
COMMUNICATIONS EQUIPMENT — 10.6%
ARRIS Group, Inc.*	2,269,163	$65,567,465
InterDigital, Inc.	954,700	48,441,478
		$114,008,943
TECHNOLOGY DISTRIBUTORS — 9.9%
Arrow Electronics, Inc.*	788,800	$48,235,120
Avnet, Inc.	1,320,100	58,744,450
		$106,979,570
OIL & GAS EXPLORATION & PRODUCTION — 6.5%
Rosetta Resources, Inc.*	2,565,802	$43,669,950
SM Energy Co.	516,591	26,697,423
		$70,367,373
EDUCATIONAL SERVICES — 6.5%
Apollo Education Group, Inc.*	1,670,200	$31,600,184
DeVry Education Group, Inc.	1,147,408	38,277,531
		$69,877,715
COMPUTER HARDWARE & STORAGE — 4.9%
Western Digital Corp.	573,500	$52,194,235
CONSTRUCTION & MINING MACHINERY — 2.4%
Oshkosh Corp.	532,600	$25,985,554
FARM MACHINERY& EQUIPMENT — 2.3%
AGCO Corp.	524,600	$24,991,944
CONSUMER GOODS - RENTAL — 2.2%
Aaron's, Inc.	851,096	$24,094,528
ELECTRICAL POWER EQUIPMENT — 2.1%
Babcock & Wilcox Co. (The)	711,400	$22,828,826

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
SPECIALTY APPAREL STORES — 1.7%
Foot Locker, Inc.	286,600	$18,055,800
AUTO PARTS — 1.6%
Dana Holding Corp.	788,000	$16,674,080
RAILROAD ROLLING STOCK — 1.4%
Trinity Industries, Inc.	427,500	$15,180,525
INFORMATION TECHNOLOGY SERVICES — 1.3%
Cubic Corp.	272,700	$14,117,679
INVESTMENT MANAGEMENT — 1.2%
Federated Investors, Inc. (Class B)	366,043	$12,405,197
METAL SERVICE CENTER & OTHER WHOLESALERS — 1.1%
Reliance Steel & Aluminum Co.	186,608	$11,398,017
MANAGED CARE — 0.8%
Centene Corp.*	121,200	$8,567,628
SEMICONDUCTOR MANUFACTURING — 0.7%
Veeco Instruments, Inc.*	241,700	$7,383,935
OTHER COMMON STOCKS — 0.7%	111,875	$7,922,987
TOTAL COMMON STOCKS — 74.9% (Cost $583,410,082)		$806,045,294
BONDS & DEBENTURES
U.S. TREASURIES — 15.8%
U.S. Treasury Bills — 0.01% 4/23/2015	$85,000,000	$84,999,414
U.S. Treasury Notes — 0.375% 8/31/2015	85,000,000	85,096,288
TOTAL U.S. TREASURIES (Cost $170,138,154)		$170,095,702
TOTAL INVESTMENT SECURITIES — 90.7% (Cost $753,548,236)		$976,140,996

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 9.4%
Exxon Mobil Corporation — 0.07% 4/1/2015	$50,002,000	$50,002,000
State Street Bank Repurchase Agreement — 0.00% 4/1/2015 (Dated 03/31/2015, repurchase price of $51,868,000, collateralized by $41,950,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $52,909,438)51,868,000		51,868,000
TOTAL SHORT-TERM INVESTMENTS (Cost $101,870,000)		$101,870,000
TOTAL INVESTMENTS — 100.1% (Cost 855,418,236)		$1,078,010,996
Other Assets And Liabilities, net — (0.1)%		(1,534,241)
NET ASSETS — 100.0%		$1,076,476,755

*  Non-income producing security.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

ASSETS
Investment securities — at fair value (identified cost $753,548,236)	$976,140,996
Short-term investments — at amortized cost (maturities 60 days or less)	101,870,000
Cash	318
Receivable for:
Investment securities sold	10,002,071
Dividends and interest	662,312
Capital Stock sold	291,541
Total assets	1,088,967,238
LIABILITIES
Payable for:
Capital Stock repurchased	8,508,800
Investment securities purchased	3,071,143
Due to advisor	717,900
Accrued expenses and other liabilities	192,640
Total liabilities	12,490,483
NET ASSETS	$1,076,476,755
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 28,582,607 shares	$285,826
Additional Paid-in Capital	853,422,134
Accumulated net realized loss on investments	(759,682)
Accumulated net investment income	935,717
Unrealized appreciation of investments	222,592,760
NET ASSETS	$1,076,476,755
NET ASSET VALUE
Offering and redemption price per share	$37.66

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2015

INVESTMENT INCOME
Dividends	$10,779,456
Interest	763,923
Total Investment Income	11,543,379
EXPENSES
Advisory fees	9,593,189
Transfer agent fees and expenses	540,427
Directors fees and expenses	135,286
Custodian fees	99,529
Reports to shareholders	64,748
Audit and tax services fees	48,960
Filing fees	47,590
Legal fees	34,708
Other	14,987
Total Expenses	10,579,424
Net investment income	963,955
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	87,945,024
Net change in unrealized appreciation (depreciation) of:
Investments	(240,622,157)
Net realized and unrealized loss	(152,677,133)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(151,713,178)

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$963,955	$(892,316)
Net realized gain	87,945,024	141,990,324
Net change in unrealized appreciation (depreciation)	(240,622,157)	73,924,984
Net increase (decrease) in net assets resulting from operations	(151,713,178)	215,022,992
Distributions to shareholders from:
Net investment income	—	(3)
Net realized capital gains	(136,421,565)	(157,874,068)
Total Distributions	(136,421,565)	(157,874,071)
Capital Stock transactions:
Proceeds from Capital Stock sold	92,918,479	115,944,830
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	125,845,515	142,937,305
Cost of Capital Stock repurchased	(226,488,502)	(217,516,836)
Net increase (decrease) from Capital Stock transactions	(7,724,508)	41,365,299
Total change in net assets	(295,859,251)	98,514,220
NET ASSETS
Beginning of Year	1,372,336,006	1,273,821,786
End of Year	$1,076,476,755	$1,372,336,006
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	2,153,762	2,528,909
Shares issued to shareholders upon reinvestment of dividends and distributions	2,944,958	3,294,787
Shares of Capital Stock repurchased	(5,430,520)	(4,844,349)
Change in Capital Stock outstanding	(331,800)	979,347

*  Net of redemption fees of $52,242 and $43,358 for the years ended March 31, 2015 and 2014, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$47.46	$45.60	$45.11	$46.64	$35.16
Income from investment operations:
Net investment income (loss)	0.03	(0.03)	0.05	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investment securities	(5.02)	7.90	4.37	(1.42)	11.54
Total from investment operations	$(4.99)	$7.87	$4.42	$(1.53)	$11.48
Less distributions:
Dividends from net investment income	—	—	(0.07)	—	—
Distributions from net realized capital gains	(4.81)	(6.01)	(3.86)	—	—
Total distributions	$(4.81)	$(6.01)	$(3.93)	$—	$—
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$37.66	$47.46	$45.60	$45.11	$46.64
Total investment return**	(11.49)%	18.99%	10.64%	(3.28)%	32.65%
Ratios/supplemental data:
Net Assets, end of year (in $000's)	$1,076,477	$1,372,336	$1,273,822	$1,309,145	$1,403,033
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets	0.08%	(0.07)%	0.12%	(0.25)%	(0.16)%
Portfolio turnover rate	38%	17%	10%	15%	8%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York Time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities generally of 60 days or less at the time of purchase) aggregated $805,333,363 for the year ended March 31, 2015. The proceeds and cost of securities sold resulting in net realized gains of $87,945,024 aggregated $784,369,330 and $696,424,306, respectively, for the year ended March 31, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2015 were as follows:

Undistributed Ordinary Income	$935,717

The tax status of distributions paid during the fiscal years ended March 31, 2015, and 2014 were as follows:

	2015	2014
Dividends from net investment income	—	$3
Distributions from long-term capital gains	$136,421,565	157,874,068

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2015, for federal income tax purposes was $753,548,236. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2015, for federal income tax purposes was $280,258,682 and $57,665,922, respectively resulting in net unrealized appreciation of $222,592,760. As of and during the year ended March 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

to examination by U.S. federal tax authorities for years ended on or before March 31, 2012 or by state tax authorities for years ended on or before March 31, 2011.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2015, the Fund paid aggregate fees of $135,286 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2015, the Fund collected $52,242 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on that day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities generally of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Oil & Gas Services & Equipment	$183,010,758	—	—	$183,010,758
Communications Equipment	114,008,943	—	—	114,008,943
Technology Distributors	106,979,570	—	—	106,979,570
Oil & Gas Exploration & Production	70,367,373	—	—	70,367,373
Educational Services	69,877,715	—	—	69,877,715
Computer Hardware & Storage	52,194,235	—	—	52,194,235
Construction & Mining Machinery	25,985,554	—	—	25,985,554
Farm Machinery & Equipment	24,991,944	—	—	24,991,944
Consumer Goods — Rental	24,094,528	—	—	24,094,528
Electrical Power Equipment	22,828,826	—	—	22,828,826
Specialty Apparel Stores	18,055,800	—	—	18,055,800
Auto Parts	16,674,080	—	—	16,674,080
Railroad Rolling Stock	15,180,525	—	—	15,180,525
Information Technology Services	14,117,679	—	—	14,117,679
Investment Management	12,405,197	—	—	12,405,197
Metal Service Center & Other Wholesalers	11,398,017	—	—	11,398,017
Managed Care	8,567,628	—	—	8,567,628
Semiconductor Manufacturing	7,383,935	—	—	7,383,935
Other Common Stocks	7,922,987	—	—	7,922,987
U.S. Treasuries	—	$170,095,702	—	170,095,702
Short-Term Investments	—	101,870,000	—	101,870,000
	$806,045,294	$271,965,702	—	$1,078,010,996

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, Level 2 or Level 3 during the year ended March 31, 2015.

NOTE 8 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Availiable for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$51,868,000	$51,868,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $52,909,438 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2015, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 18, 2015

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2015 (Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2014	$1,000.00	$1,000.00
Ending Account Value March 31, 2015	$924.70	$1,020.86
Expenses Paid During Period*	$3.93	$4.14

*  Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2015 (182/365 days).

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)*	Director & Chairman† Years Served: 3	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (78)*	Director† Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (70)*	Director† Years Served: 14	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc. and Kaiser Aluminum, Inc.
A. Robert Pisano – (72)*	Director† Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Resources Global Professionals, Entertainment Partners and The Motion Pictures and Television Fund
Patrick B. Purcell – (72)*	Director† Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (66)	Director† Years Served: 30	Managing Partner of the Adviser.	2
Dennis M. Bryan – (53)	Portfolio Manager Years Served: 18	Partner of the Adviser.
Arik A. Ahitov – (39)	Portfolio Manager Years Served: 1	Managing Director of the Adviser. Vice President of the Adviser from 2010 to 2013
J. Richard Atwood – (54)	President Years Served: 17	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – (48)	Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank
Michael P. Gomez – (29)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 Galena Street
Milwaukee, WI 53212

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 Galena Street
Milwaukee, Wisconsin 53212

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable.

(c)                                  The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in Item 3(a)(2) of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2014	2015
(a) Audit Fees	$40,000	$40,800
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees	$8,160	$8,320
(d) All Other Fees	$-0-	$-0-

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)     the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)    the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.

The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 4, 2015